UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 21, 2006

                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)

     Delaware                       1-12955                    22-3498615
  (State or Other            (Commission File Number)         (IRS Employer
  Jurisdiction of                                         Identification Number)
   Incorporation)

                50 West State Street, Trenton,               08608
                         New Jersey
                    (Address of Principal                  (Zip Code)
                     Executive Offices)

       Registrant's telephone number, including area code: (609) 396-2200

                                 Not Applicable
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 21, 2006, Journal Register Company (the "Company") entered into a Change of Control Employment Agreement (the "Agreement") with Julie A. Beck, the Company's Senior Vice President and Chief Financial Officer.

Under the Agreement, a change in control of the Company occurs when: (1) subject to certain limited exceptions, a third person or entity becomes the beneficial owner of 20% or more of the then-outstanding shares of common stock of the Company or the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors, (2) current members of the Company's Board of Directors (new members approved by the current members are treated as current members for this purpose) cease to constitute a majority of such Board of Directors, (3) there is the occurrence of certain mergers or business combinations involving the Company, or (4) the shareholders of the Company approve a complete liquidation or dissolution of the Company.

Pursuant to the Agreement, upon a change in control of the Company, a two-year employment contract between the Company and Ms. Beck becomes effective, during which Ms. Beck is entitled to certain guaranteed levels of compensation and benefits, as well as to maintenance of her pre-change of control position, authority, duties, and responsibilities. If, during this two-year period (or, under certain limited circumstances, prior to a change of control of the Company but in connection therewith), the Company terminates Ms. Beck's employment (other than for cause, death or disability) or Ms. Beck terminates employment for good reason (as defined in the agreement), Ms. Beck is entitled to receive
(i) two times (a) her annual base salary plus (b) her average annual bonus (as defined in the Agreement); (ii) accrued but unpaid compensation and a pro-rata bonus for the year of termination; and (iii) continuation of her health and welfare benefits for two years. These payments and benefits will be reduced as necessary to avoid imposition of the federal excise tax on excess parachute payments, if such a reduction would place Ms. Beck in a better after-tax position than would receipt of all the payments and benefits.

The initial term of the Agreement extends through February 21, 2009; provided, that, unless otherwise terminated pursuant to the Agreement, the term of the Agreement will be extended on February 21 of each year so as to automatically extend the termination date to a date that is three years from such February 21.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as EXHIBIT 10.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

------------------------------ -------------------------------------------------
EXHIBIT NO.                    DESCRIPTION
------------------------------ -------------------------------------------------
10.1                           Change of Control Employment Agreement, dated
                               February 21, 2006 between Journal Register
                               Company and Julie A. Beck.
------------------------------ -------------------------------------------------


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                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        JOURNAL REGISTER COMPANY
Date: February 24, 2006

                                        By: /s/ Jean B. Clifton
                                           --------------------
                                           Jean B. Clifton
                                           President and Chief Operating Officer